Exhibit 99.1

Infinera Corporation Third Quarter 2023 Summary of Key Financial Results

San Jose, Calif., February 29, 2024 - A summary of key financial results for the third quarter ended September 30, 2023 of Infinera Corporation (NASDAQ: INFN) has been published on Infinera's Investor Relations website.
GAAP revenue for the quarter was $392.4 million compared to $376.2 million in the second quarter of 2023 and $390.4 million in the third quarter of 2022.
GAAP gross margin for the quarter was 40.3% compared to 38.0% in the second quarter of 2023 and 34.4% in the third quarter of 2022. GAAP operating margin for the quarter was 2.0% compared to (3.8)% in the second quarter of 2023 and (2.4)% in the third quarter of 2022.
GAAP net loss for the quarter was $(9.4) million, or $(0.04) per diluted share, compared to net loss of $(20.3) million, or $(0.09) per diluted share, in the second quarter of 2023, and net loss of $(11.9) million, or $(0.05) per diluted share, in the third quarter of 2022.
Non-GAAP gross margin for the quarter was 41.9% compared to 39.3% in the second quarter of 2023 and 37.8% in the third quarter of 2022. Non-GAAP operating margin for the quarter was 7.7% compared to 2.8% in the second quarter of 2023 and 5.2% in the third quarter of 2022.
Non-GAAP net income for the quarter was $19.9 million, or $0.08 per diluted share, compared to non-GAAP net loss of $(0.7) million, or $(0.00) per diluted share, in the second quarter of 2023, and non-GAAP net income of $9.9 million, or $0.05 per diluted share, in the third quarter of 2022.
A further explanation of the use of non-GAAP financial information and a reconciliation of each of the non-GAAP financial measures to the most directly comparable GAAP financial measure can be found at the end of this summary of key financial results.
Third Quarter 2023 Investor Slides Available Online
Investor slides reviewing Infinera's third quarter of 2023 financial results will be furnished to the U.S. Securities and Exchange Commission (SEC) on a Current Report on Form 8-K and published on Infinera's Investor Relations website.

Contacts:
Media: Anna Vue Tel. +1 (916) 595-8157 avue@infinera.com	Investors: Amitabh Passi, Head of Investor Relations Tel. +1 (669) 295-1489 apassi@infinera.com
About Infinera
Infinera is a global supplier of innovative open optical networking solutions and advanced optical semiconductors that enable carriers, cloud operators, governments, and enterprises to scale network bandwidth, accelerate service innovation, and automate network operations. Infinera solutions deliver industry-leading economics and performance in long-haul, submarine, data center interconnect, and metro transport applications. To learn more about Infinera, visit www.infinera.com, follow us on X and LinkedIn, and subscribe for updates.
Infinera and the Infinera logo are registered trademarks of Infinera Corporation.

Use of Non-GAAP Financial Information
In addition to disclosing financial measures prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP), this summary of key financial results and the accompanying tables contain certain non-GAAP financial measures that exclude in certain cases stock-based compensation expenses, amortization of acquired intangible assets, restructuring and other related costs, inventory related charges, global distribution center transition costs, warehouse fire loss (recovery), litigation charges, gain on extinguishment of debt, foreign exchange (gains) losses, net, and income tax effects. Infinera believes these adjustments are appropriate to enhance an overall understanding of its underlying financial performance and also its prospects for the future and are considered by management for the purpose of making operational decisions. In addition, the non-GAAP financial measures presented in this summary of key financial results are the primary indicators management uses as a basis for its planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for revenue, gross margin, operating expenses, operating margin, net income (loss) and net income (loss) per common share prepared in accordance with GAAP. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations.
For a description of these non-GAAP financial measures and a reconciliation to the most directly comparable GAAP financial measures, please see the table titled “GAAP to Non-GAAP Reconciliations” and related footnotes.

Infinera Corporation
Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2023	September 24, 2022	September 30, 2023	September 24, 2022
Revenue:
Product	$316,613	$317,439	$931,057	$869,744
Services	75,756	73,008	229,615	217,562
Total revenue	392,369	390,447	1,160,672	1,087,306
Cost of revenue:
Cost of product	190,312	210,018	577,152	597,027
Cost of services	40,209	39,765	124,889	116,145
Amortization of intangible assets	3,528	6,227	10,621	18,687
Restructuring and other related costs	—	22	—	185
Total cost of revenue	234,049	256,032	712,662	732,044
Gross profit	158,320	134,415	448,010	355,262
Operating expenses:
Research and development	76,846	76,156	237,234	228,202
Sales and marketing	41,075	33,919	124,406	105,072
General and administrative	29,368	28,923	89,762	86,963
Amortization of intangible assets	2,976	3,582	10,088	10,995
Restructuring and other related costs	400	1,142	2,621	9,545
Total operating expenses	150,665	143,722	464,111	440,777
Income (loss) from operations	7,655	(9,307)	(16,101)	(85,515)
Other (expense) income, net:
Interest income	546	269	1,734	426
Interest expense	(7,608)	(6,516)	(21,795)	(18,760)
Gain on extinguishment of debt	—	15,521	—	15,521
Other (loss) gain, net	(7,540)	(7,105)	10,586	(4,605)
Total other (expense) income, net	(14,602)	2,169	(9,475)	(7,418)
Loss before income taxes	(6,947)	(7,138)	(25,576)	(92,933)
Provision for income taxes	2,466	4,792	12,510	16,568
Net loss	$(9,413)	$(11,930)	$(38,086)	$(109,501)
Net loss per common share:
Basic	$(0.04)	$(0.05)	$(0.17)	$(0.51)
Diluted	$(0.04)	$(0.05)	$(0.17)	$(0.51)
Weighted average shares used in computing net loss per common share:
Basic	228,077	217,620	225,465	215,104
Diluted	228,077	217,620	225,465	215,104

Infinera Corporation
GAAP to Non-GAAP Reconciliations
(In thousands, except percentages)
(Unaudited)

	Three Months Ended						Nine Months Ended
	September 30, 2023		July 1, 2023		September 24, 2022		September 30, 2023		September 24, 2022
Reconciliation of Gross Profit and Gross Margin:
GAAP as reported	$158,320	40.3%	$142,792	38.0%	$134,415	34.4%	$448,010	38.6%	$355,262	32.7%
Stock-based compensation expense(1)	2,515		2,881		2,239		7,672		6,722
Amortization of acquired intangible assets(2)	3,528		3,537		6,227		10,621		18,687
Restructuring and other related costs(3)	—		—		22		—		185
Inventory related charges(4)	—		—		938		—		14,650
Global distribution center transition costs(5)	—		—		1,600		—		1,600
Warehouse fire loss (recovery)(6)	—		(1,475)		2,232		(1,985)		2,232
Non-GAAP as adjusted	$164,363	41.9%	$147,735	39.3%	$147,673	37.8%	$464,318	40.0%	$399,338	36.7%

Reconciliation of Operating Expenses:
GAAP as reported	$150,665		$157,083		$143,722		$464,111		$440,777
Stock-based compensation expense(1)	13,230		15,116		11,457		41,721		37,696
Amortization of acquired intangible assets(2)	2,976		3,523		3,582		10,088		10,995
Restructuring and other related costs(3)	400		1,431		1,142		2,621		9,545
Litigation charges (7)	—		—		—		—		1,350
Non-GAAP as adjusted	$134,059		$137,013		$127,541		$409,681		$381,191

Reconciliation of Income (Loss) from Operations and Operating Margin:
GAAP as reported	$7,655	2.0%	$(14,291)	(3.8)%	$(9,307)	(2.4)%	$(16,101)	(1.4)%	$(85,515)	(7.9)%
Stock-based compensation expense(1)	15,745		17,997		13,696		49,393		44,418
Amortization of acquired intangible assets(2)	6,504		7,060		9,809		20,709		29,682
Restructuring and other related costs(3)	400		1,431		1,164		2,621		9,730
Inventory related charges(4)	—		—		938		—		14,650
Global distribution center transition costs(5)	—		—		1,600		—		1,600
Warehouse fire loss (recovery)(6)	—		(1,475)		2,232		(1,985)		2,232
Litigation charges(7)	—		—		—		—		1,350
Non-GAAP as adjusted	$30,304	7.7%	$10,722	2.8%	$20,132	5.2%	$54,637	4.7%	$18,147	1.7%

	Three Months Ended			Nine Months Ended
	September 30, 2023	July 1, 2023	September 24, 2022	September 30, 2023	September 24, 2022
Reconciliation of Net Income (Loss):
GAAP as reported	$(9,413)	$(20,263)	$(11,930)	$(38,086)	$(109,501)
Stock-based compensation expense(1)	15,745	17,997	13,696	49,393	44,418
Amortization of acquired intangible assets(2)	6,504	7,060	9,809	20,709	29,682
Restructuring and other related costs(3)	400	1,431	1,164	2,621	9,730
Inventory related charges(4)	—	—	938	—	14,650
Global distribution center transition costs(5)	—	—	1,600	—	1,600
Warehouse fire loss (recovery)(6)	—	(1,475)	2,232	(1,985)	2,232
Litigation charges(7)	—	—	—	—	1,350
Gain on extinguishment of debt(8)	—	—	(15,521)	—	(15,521)
Foreign exchange (gains) losses, net(9)	7,527	(8,047)	7,372	(9,903)	5,561
Income tax effects(10)	(894)	2,567	561	2,072	1,627
Non-GAAP as adjusted	$19,869	$(730)	$9,921	$24,821	$(14,172)

Reconciliation of Adjusted EBITDA (11):
Non-GAAP net income (loss)	$19,869	$(730)	$9,921	$24,821	$(14,172)
Add: Interest expense, net	7,062	6,670	6,247	20,061	18,334
Less: Other (loss) gain, net	(13)	(877)	267	683	956
Add: Income tax effects	3,360	3,904	4,231	10,438	14,941
Add: Depreciation	13,498	12,739	11,496	38,694	34,329
Non-GAAP as adjusted	$43,802	$23,460	$31,628	$93,331	$52,476

Net Income (Loss) per Common Share - Basic:
U.S. GAAP as reported	$(0.04)	$(0.09)	$(0.05)	$(0.17)	$(0.51)
Non-GAAP as adjusted	$0.09	$0.00	$0.05	$0.11	$(0.07)

Net Income (Loss) per Common Share - Diluted:
U.S. GAAP as reported	$(0.04)	$(0.09)	$(0.05)	$(0.17)	$(0.51)
Non-GAAP as adjusted	$0.08	$(0.00)	$0.05	$0.11	$(0.07)

Weighted Average Shares Used in Computing Net Income/(Loss) per Common Share:
Basic	228,077	225,922	217,620	225,465	215,104
Diluted(12)	257,219	225,922	268,927	228,735	215,104

(1)Stock-based compensation expense is calculated in accordance with the fair value recognition provisions of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation effective January 1, 2006. The following table summarizes the effects of stock-based compensation related to employees and non-employees (in thousands):

	Three Months Ended			Nine Months Ended
	September 30, 2023	July 1, 2023	September 24, 2022	September 30, 2023	September 24, 2022
Cost of revenue	$2,515	$2,881	$2,239	$7,672	$6,722
Total cost of revenue	2,515	2,881	2,239	7,672	6,722
Research and development	5,734	6,200	5,768	17,557	17,261
Sales and marketing	3,706	4,071	3,201	11,371	10,015
General and administration	3,790	4,845	2,488	12,793	10,420
Total operating expenses	13,230	15,116	11,457	41,721	37,696
Total stock-based compensation expense	$15,745	$17,997	$13,696	$49,393	$44,418
(2)Amortization of acquired intangible assets consists of developed technology and customer relationships acquired in connection with the acquisitions of Coriant and Transmode AB. GAAP accounting requires that acquired intangible assets are recorded at fair value and amortized over their useful lives. As this amortization is non-cash, Infinera has excluded it from its non-GAAP gross profit, operating expenses and net income measures. Management believes the amortization of acquired intangible assets is not indicative of ongoing operating performance and its exclusion provides a better indication of Infinera's underlying business performance.
(3)Restructuring and other related costs are primarily associated with Infinera's restructuring of certain international research and development operations, the reduction of operating costs and the reduction of headcount. In addition, this includes accelerated amortization on operating lease right-of-use assets due to the cessation of use of certain facilities. Management has excluded the impact of these charges in arriving at Infinera's non-GAAP results as they are non-recurring in nature and its exclusion provides a better indication of Infinera's underlying business performance.
(4)Inventory related charges were incurred as a result of the exit from certain product lines in connection with restructuring initiatives. Management has excluded the impact of these charges in arriving at Infinera's non-GAAP results as they are non-recurring in nature and their exclusion provides a better indication of Infinera's underlying business performance.
(5)Global distribution center transition costs were primarily freight and handling costs incurred to transfer and consolidate our inventory from existing warehouses to our global distribution center in southeastern Asia. Management has excluded the impact of these costs in arriving at Infinera's non-GAAP results as they are non-recurring in nature and their exclusion provides a better indication of Infinera's underlying business performance.
(6)Warehouse fire losses were incurred due to inventory destroyed in a warehouse fire in the third quarter of fiscal year 2022. Recoveries are recorded when they are probable of receipt. Management has excluded the impact of this loss and subsequent recoveries in arriving at Infinera's non-GAAP results as it is non-recurring in nature and its exclusion provides a better indication of Infinera's underlying business performance.
(7)Litigation charges are associated with the settlement of litigation matters. Management has excluded the impact of this charge in arriving at Infinera's non-GAAP results because it is non-recurring, and management believes that this expense is not indicative of ongoing operating performance.
(8)Gain on extinguishment of debt was recognized from the accounting for the partial repurchase of the 2024 convertible senior notes. Management has excluded the impact of this gain in arriving at Infinera's non-GAAP results as it is not indicative of ongoing operating performance and its exclusion provides a better indication of Infinera's underlying business performance.
(9)Foreign exchange (gains) losses, net, have been excluded from Infinera's non-GAAP results because management believes that this expense is not indicative of ongoing operating performance and its exclusion provides a better indication of Infinera's underlying business performance.
(10)The difference between the GAAP and non-GAAP tax provision is due to the net tax effects of the purchase accounting adjustments, acquisition-related costs and amortization of acquired intangible assets. Management believes the exclusion of these tax effects provides a better indication of Infinera's underlying business performance.
(11)Adjusted EBITDA is a non-GAAP supplemental measure of operating performance that does not represent and should not be considered an alternative to operating loss or cash flow from operations, as determined by GAAP. Infinera's adjusted EBITDA is calculated by excluding the above non-GAAP adjustments, interest expense, net, other (loss) gain, net, income tax effects and depreciation expenses. Management believes that adjusted EBITDA is an important financial measure for use in evaluating Infinera's financial performance, as it measures the ability of our business operations to generate cash.
(12)The non-GAAP diluted shares include the potentially dilutive securities from Infinera's stock-based benefit plans and convertible senior notes excluded from the computation of dilutive net loss per share attributable to common stockholders on a GAAP basis because the effect would have been anti-dilutive. These potentially dilutive securities are added for the computation of diluted net income per share on a non-GAAP basis in periods when Infinera has net income on a non-GAAP basis as its inclusion provides a better indication of Infinera's underlying business performance. Refer to the Diluted earnings per share reconciliation presented below.
For purposes of calculating non-GAAP diluted earnings per share, we used the following net income (loss) and weighted average common shares outstanding (in thousands):

	Three Months Ended			Nine Months Ended
	September 30, 2023	July 1, 2023	September 24, 2022	September 30, 2023	September 24, 2022
Non-GAAP net income (loss) for basic earnings per share	$19,869	$(730)	$9,921	$24,821	$(14,172)
Interest expense related to the convertible senior notes, net of tax	1,359	—	2,246	—	—
Non-GAAP net income (loss) for diluted earnings per share	$21,228	$(730)	$12,167	$24,821	$(14,172)

Weighted average basic common shares outstanding	228,077	225,922	217,620	225,465	215,104
Dilutive effect of restricted and performance share units	1,123	—	1,422	2,005	—
Dilutive effect of employee stock purchase plan	—	—	19	70	—
Dilutive effect of 2024 convertible senior notes(1)	1,899	—	23,746	—	—
Dilutive effect of 2027 convertible senior notes(2)	26,120	—	26,120	—	—
Dilutive effect of 2028 convertible senior notes(3)	—	—	—	1,195	—
Weighted average dilutive common shares outstanding	257,219	225,922	268,927	228,735	215,104

Non-GAAP net income (loss) per common share:
Basic	$0.09	$(0.00)	$0.05	$0.11	$(0.07)
Diluted	$0.08	$(0.00)	$0.05	$0.11	$(0.07)

(1)For the three-months ended September 30, 2023, and September 24, 2022, there were no shares excluded from the calculation of diluted net income (loss) per share. For the nine-months ended September 30, 2023, and September 24, 2022, there were 7.1 million and 35.1 million shares, respectively, excluded from the calculation of diluted net income (loss) per share, due to their anti-dilutive effect.
(2)For the three-months ended September 30, 2023, and September 24, 2022, there were no shares excluded from the calculation of diluted net income (loss) per share. For the nine-month periods ended September 30, 2023, and September 24, 2022, there were 26.1 million and 27.1 million shares, respectively, excluded from the calculation of diluted net income (loss) per share, due to their anti-dilutive effect.
(3)For the three-months ended September 30, 2023 and September 24, 2022, there were no shares excluded from the calculation of diluted net income (loss) per share.

Infinera Corporation
GAAP to Non-GAAP Reconciliations
(In thousands)
(Unaudited)

Free Cash Flow
We define free cash flow as net cash provided by (used in) operating activities in the period minus the purchase of property and equipment made in the period.
Free cash flow is considered a non-GAAP financial measure under the SEC’s rules. Management believes that free cash flow is an important financial measure for use in evaluating Infinera's financial performance, as it measures our ability to generate additional cash from our business operations. Free cash flow should be considered in addition to, rather than as a substitute for, net loss as a measure of our performance or net cash provided by (used in) operating activities as a measure of our liquidity. Additionally, our definition of free cash flow is limited and does not represent residual cash flows available for discretionary expenditures due to the fact that the measure does not deduct the payments required for debt service and other obligations. Therefore, we believe it is important to view free cash flow as supplemental to our entire statement of cash flows.

	Three Months Ended			Nine Months Ended
	September 30, 2023	July 1, 2023	September 24, 2022	September 30, 2023	September 24, 2022
Net cash (used in) provided by operating activities	$(29,793)	$1,420	$19,635	$(30,142)	$(36,996)
Purchase of property and equipment	(13,318)	(10,773)	(11,024)	(40,900)	(37,750)
Free cash flow	$(43,111)	$(9,353)	$8,611	$(71,042)	$(74,746)

Infinera Corporation
Condensed Consolidated Balance Sheets
(In thousands, except par values)
(Unaudited)

	September 30, 2023	December 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$123,927	$178,657
Short-term restricted cash	1,725	7,274
Accounts receivable, net	328,863	419,735
Inventory	456,880	374,855
Prepaid expenses and other current assets	127,145	152,451
Total current assets	1,038,540	1,132,972
Property, plant and equipment, net	200,718	172,929
Operating lease right-of-use assets	29,877	34,543
Intangible assets	27,075	47,787
Goodwill	225,219	232,663
Long-term restricted cash	984	3,272
Other long-term assets	45,912	44,972
Total assets	$1,568,325	$1,669,138
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$282,122	$304,880
Accrued expenses and other current liabilities	110,288	141,450
Accrued compensation and related benefits	77,160	78,849
Short-term debt, net	25,641	510
Accrued warranty	18,845	19,747
Deferred revenue	100,777	158,501
Total current liabilities	614,833	703,937
Long-term debt, net	657,936	667,719
Long-term accrued warranty	17,013	16,874
Long-term deferred revenue	21,173	23,178
Long-term deferred tax liability	2,234	2,348
Long-term operating lease liabilities	39,158	45,862
Other long-term liabilities	34,749	29,573
Stockholders’ equity:
Preferred stock, $0.001 par value Authorized shares – 25,000 and no shares issued and outstanding	—	—
Common stock, $0.001 par value Authorized shares - 500,000 as of September 30, 2023 and December 31, 2022 Issued and outstanding shares - 229,442 as of September 30, 2023 and 220,408 as of December 31, 2022	229	220
Additional paid-in capital	1,963,838	1,901,491
Accumulated other comprehensive loss	(45,159)	(22,471)
Accumulated deficit	(1,737,679)	(1,699,593)
Total stockholders' equity	181,229	179,647
Total liabilities and stockholders’ equity	$1,568,325	$1,669,138

Infinera Corporation
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Nine Months Ended
	September 30, 2023	September 24, 2022
Cash Flows from Operating Activities:
Net loss	$(38,086)	$(109,501)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	59,403	64,011
Non-cash restructuring charges and other related costs	1,183	6,098
Amortization of debt issuance costs and discount	2,970	5,270
Operating lease expense	6,402	7,203
Stock-based compensation expense	49,393	44,418
Gain on extinguishment of debt	—	(15,521)
Other, net	(683)	892
Changes in assets and liabilities:
Accounts receivable	89,248	64,833
Inventory	(82,983)	(45,514)
Prepaid expenses and other current assets	16,811	(36,971)
Accounts payable	(27,798)	37,327
Accrued expenses and other current liabilities	(46,163)	(23,083)
Deferred revenue	(59,839)	(36,458)
Net cash used in operating activities	(30,142)	(36,996)
Cash Flows from Investing Activities:
Purchase of property and equipment	(40,900)	(37,750)
Net cash used in investing activities	(40,900)	(37,750)
Cash Flows from Financing Activities:
Proceeds from issuance of 2028 Notes, net of discount	98,751	373,750
Repayment of 2024 Notes	(83,446)	(280,842)
Proceeds from asset-based revolving credit facility	—	80,000
Repayment of asset-based revolving credit facility	—	(80,000)
Repayment of mortgage payable	(381)	(366)
Payment of debt issuance cost	(2,108)	(11,246)
Payment of term license obligation	(7,720)	(5,413)
Principal payments on finance lease obligations	(784)	(1,054)
Proceeds from issuance of common stock	14,931	15,189
Tax withholding paid on behalf of employees for net share settlement	(2,217)	(3,346)
Net cash provided by financing activities	17,026	86,672
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(8,551)	(4,430)
Net change in cash, cash equivalents and restricted cash	(62,567)	7,496
Cash, cash equivalents and restricted cash at beginning of period	189,203	202,521
Cash, cash equivalents and restricted cash at end of period(1)	$126,636	$210,017

Infinera Corporation
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Nine Months Ended
	September 30, 2023	September 24, 2022
Supplemental disclosures of cash flow information:
Cash paid for income taxes, net	$9,955	$9,330
Cash paid for interest	$21,579	$14,694
Supplemental schedule of non-cash investing and financing activities:
Unpaid debt issuance cost	$—	$1,313
Property and equipment included in accounts payable and accrued liabilities	$18,529	$2,698
Transfer of inventory to fixed assets	$1,207	$4,805
Unpaid term licenses (included in accounts payable, accrued liabilities and other long-term liabilities)	$16,510	$8,591
(1)     Reconciliation of cash, cash equivalents and restricted cash to the condensed consolidated balance sheets:

	September 30, 2023	September 24, 2022

Cash and cash equivalents	$123,927	$198,044
Short-term restricted cash	1,725	8,946
Long-term restricted cash	984	3,027
Total cash, cash equivalents and restricted cash	$126,636	$210,017

Infinera Corporation
Supplemental Financial Information
(Unaudited)

	Q4'21	Q1'22	Q2'22	Q3'22	Q4'22	Q1'23	Q2'23	Q3'23
GAAP Revenue $(Mil)	$400.3	$338.9	$358.0	$390.4	$485.9	$392.1	$376.2	$392.4
GAAP Gross Margin %	35.6%	32.9%	30.5%	34.4%	37.1%	37.5%	38.0%	40.3%
Non-GAAP Gross Margin %(1)	37.2%	36.2%	36.1%	37.8%	38.7%	38.8%	39.3%	41.9%
GAAP Revenue Composition:
Domestic %	42%	50%	51%	57%	61%	60%	58%	59%
International %	58%	50%	49%	43%	39%	40%	42%	41%
Customers >10% of Revenue	—	—	1	1	1	—	1	1
Cash Related Information:
Cash from Operations $(Mil)	$1.4	$15.8	$(72.4)	$19.6	$(0.6)	$(1.8)	$1.4	$(29.7)
Capital Expenditures $(Mil)	$9.1	$16.1	$10.6	$11.0	$8.3	$16.8	$10.8	$13.3
Depreciation & Amortization $(Mil)	$23.4	$21.6	$21.1	$21.3	$19.8	$19.6	$19.8	$20.0
DSOs(2)	82	74	77	66	79	78	79	76
Inventory Metrics:
Raw Materials $(Mil)	$39.4	$41.2	$50.4	$43.5	$48.7	$67.6	$85.4	$110.4
Work in Process $(Mil)	$53.9	$55.4	$58.9	$62.6	$66.6	$71.8	$71.9	$69.9
Finished Goods $(Mil)	$198.1	$195.1	$200.3	$224.9	$259.6	$273.6	$270.1	$276.6
Total Inventory $(Mil)	$291.4	$291.7	$309.6	$331.0	$374.9	$413.0	$427.4	$456.9
Inventory Turns(3)	3.5	3.0	3.0	3.0	3.4	2.4	2.2	2.1
Worldwide Headcount	3,225	3,206	3,186	3,199	3,267	3,351	3,365	3,369
Weighted Average Shares Outstanding (in thousands):
Basic	210,908	212,182	215,509	217,620	219,921	222,393	225,922	228,077
Diluted	218,009	287,588	285,968	268,927	258,030	229,404	262,712	257,219
(1)Non-GAAP adjustments include stock-based compensation expenses, amortization of acquired intangible assets, restructuring and other related costs, inventory related charges, global distribution center transition costs and warehouse fire loss (recovery). For a description of this non-GAAP financial measure, please see the section titled, “GAAP to Non-GAAP Reconciliations” of this summary of key financial results for a reconciliation to the most directly comparable GAAP financial measures. For reconciliations of prior periods that are not otherwise provided herein, see the prior period earnings releases available on our Investor Relations webpage.
(2)Infinera calculates DSO based on 91 days. Fiscal year 2022 was 53 weeks and the fourth quarter of fiscal year 2022 was 98 days. When calculation is based on 98 days, DSO was 85 days for the fourth quarter of fiscal year 2022.
(3)Infinera calculates non-GAAP inventory turns as annualized non-GAAP cost of revenue, which is calculated as GAAP cost of revenue less stock-based compensation expense, amortization of acquired intangible assets, restructuring and other related costs, inventory related charges, global distribution center transition costs and warehouse fire loss (recovery), as illustrated in the reconciliation of gross profit above, divided by the average inventory for the quarter.